UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016

usell.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50494	98-0412432
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

171 Madison Ave., 17th Floor New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 213-6805

Former Address: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   REGULATION FD DISCLOSURE

uSell.com, Inc. (the “Company”) has prepared an executive summary and presentation for members of the investment community which discloses updated information about the Company. The presentation materials are available on the Company’s website.  To access the presentation materials, visit www.uSell.com, select “Investors” and then select “Presentations.” The presentation materials and the executive summary are also furnished as exhibits to this report.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Investor Presentation

99.2	Executive Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USELL.COM, INC.

Date: April 27, 2016	By:	/s/ Nikhil Raman
	Name:	Nikhil Raman
	Title:	Chief Executive Officer